UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 4, 2016

Rent-A-Center, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25370	45-0491516
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5501 Headquarters Drive
Plano, Texas 75024

(Address of principal executive offices, including zip code)

(972) 801-1100

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02                   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Joel M. Mussat resigned his position as Executive Vice President — Chief Omnichannel Officer of Rent-A-Center, Inc. (the “Company”) effective as of January 15, 2016.  Mr. Mussat was a named executive officer of the Company for the fiscal year ending December 31, 2015.  Mr. Mussat will be paid all accrued compensation through and including the effective date of termination (including such amounts as may become payable to him pursuant to the Company’s annual incentive plan with respect to the 2015 fiscal year).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.

Date: January 8, 2016
	By:	/s/ Dawn M. Wolverton
Dawn M. Wolverton
Vice President — Assistant General Counsel
and Secretary